Exhibit 10.2

AMENDMENT TO
SECOND AMENDED AND RESTATED BUSINESS MANAGEMENT AGREEMENT

This AMENDMENT TO SECOND AMENDED AND RESTATED BUSINESS MANAGEMENT AGREEMENT is made and entered into as of December 31, 2018 (this “Amendment”), by and between Office Properties Income Trust (f/k/a Government Properties Income Trust), a Maryland real estate investment trust (the “Company”), and The RMR Group LLC, a Maryland limited liability company (the “Manager”).
WHEREAS, the Company and the Manager are parties to that certain Second Amended and Restated Business Management Agreement, dated as of June 5, 2015 (the “Business Management Agreement”); and
WHEREAS, the Company and the Manager wish to amend certain provisions of the Business Management Agreement as further provided in this Amendment.
NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto agree as follows:

1.	The definition of “SNL Index” included in Section 10 of the Business Management Agreement shall be replaced in its entirety by the following:
“SNL Index” shall mean, for periods ending on or prior to December 31, 2018, the SNL U.S. REIT Equity Index, as published from time to time, and for periods beginning on and after January 1, 2019, the SNL U.S. Office REIT Index, as published from time to time (or, in each case, a successor index including a comparable universe of United States publicly treated real estate investment trusts).

2.
This Amendment shall be effective as of the day and year first written above. Except as amended hereby, and as so amended, the Business Management Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

3.	The provisions of this Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

4.
This Amendment may be executed in separate counterparts, each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers, as of the date first written above.

OFFICE PROPERTIES INCOME TRUST
By:     /s/ David M. Blackman
Name: David M. Blackman
Title: President and Chief Executive Officer

THE RMR GROUP LLC
By:     /s/ Matthew P. Jordan
Name: Matthew P. Jordan
Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment to Second Amended and Restated Business Management Agreement]